 _____________________FAUQUIER BANKSHARES, INC.  Boenning & Scattergood PresentationAugust 9, 2017NASDAQ: FBSS

 Safe Harbor Statement  Today’s  presentations may include forward-looking statements.  These statements represent the  company's beliefs regarding future events that, by their nature, are uncertain and outside of the  company’s control. The company’s actual results and financial condition may differ, possibly materially, from what is indicated in these forward-looking statements. Additional information concerning the Company and its business, including additional factors that could materially affect the Company’s financial results, is included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2016 under “Management’s Discussion and Analysis of Financial Condition and Results of Operation.”  *  FAUQUIER BANKSHARES, INC.

# Summary Statistics

| | |
|---|---|
| Founded | 1902 |
| Headquarters | Warrenton, Virginia |
| Total Assets | $646 million |
| Total Loans, net | $463 million |
| Shares Outstanding | 3,769,201 |
| Insider Ownership | 4.04% |
| Institutional Ownership | 18.14% |
| Shareholders | 332 |

All data provided as of June 30, 2017, unless otherwise noted.

FAUQUIER BANKSHARES, INC. 3

# Northern Virginia Marketplace

- Strong population, economic and employment growth
- Exceptional higher education
- Diverse industry employment, mostly "clean" industries
- High median household income
- Virginia – Consistently ranked among the top "Best States for Business" Forbes (#6 in 2016)



Fauquier County
The Plains
New Baltimore
View Tree
Main Office
Catlett
Bealeton
Haymarket
Gainesville
Sudley Road
Centerville Road
Bristow
Prince William County

FAUQUIER BANKSHARES, INC. 4

 *  Sustainable Growth Demographics  FAUQUIER BANKSHARES, INC.  Market  National Ranking by Median HH Income 2017  TotalPopulation2017(actual)  PopulationChange2010 - 2017(%)  ProjectedChange2017-2022(%)  Unemployment Rate 2017(%)  TotalHouseholds2017(actual)  MedianHH Income2017($)  Projected HHIncome Change2017-2022(%)  Per Capita Income2017($)  City of Falls Church  1  14,425  16.97  8.32  2.8  5,855  128,077  4.73  74,457  Loudoun County  2  392,258  25.60  9.97  3.2  129,202  125,178  3.35  53,363  Fairfax County  3  1,148,944  6.21  4.53  3.1  415,552  114,537  2.67  56,925  Arlington County  6  235,951  13.64  7.27  2.7  112,970  111,870  3.78  72,967  City of Fairfax  10  24,090  6.76  4.80  3.2  8,876  106,138  3.76  53,427  Fauquier County  22  69,383  6.41  4.55  3.3  25,224  96,850  6.02  44,980  Prince William County  26  459,770  14.37  7.50  3.5  147,252  94,725  (0.96)  39,153  City of Alexandria  36  159,248  13.78  7.30  3.0  77,811  91,995  4.90  63,895  Source: SNL Financial. Note: All Data as of June 30, 2017, except unemployment rate which is as of May 31, 2017.

 *  Financial Highlights  FAUQUIER BANKSHARES, INC.    For the Quarter Ended,  For the Quarter Ended,  For the Quarter Ended,  For the Quarter Ended,  For the Quarter Ended,    June 30, 2017  Mar. 31, 2017  Dec. 31, 2016  Sept. 30, 2016  June 30, 2016*  Return on Average Assets  0.63%  0.50%  0.51%  0.44%  1.02%  Return on Average Equity  7.10%  5.68%  5.91%  5.11%  11.73%  Efficiency Ratio  76.81%  83.95%  83.01%  79.03%  82.75%  Assets ($000)  646,265  630,032  624,445  623,877  619,192  Loans, Net ($000)  463,309  451,166  458,608  452,874  451,093  Deposits ($000)  571,902  551,103  546,157  545,402  540,391  Net Income ($000)  990  768  808  698  1,562  Net Interest Income ($000)  5,204  4,946  5,080  4,965  4,869  * Results reflect effect of one-time event of a $1.13 million negative provision resulting from a recovery on a loan charged-off in 2015.

 Return on Average Assets (ROA)  *  FAUQUIER BANKSHARES, INC.  Peer Group consists of 16 comparable Bank Holding Companies and Commercial Banks located in Virginia, Maryland and West Virginia. Averages of reported data used. (Source: SNL)  FBSS 2017 YTD0.57%

 Peer Group consists of 16 comparable Bank Holding Companies and Commercial Banks located in Virginia, Maryland and West Virginia. Averages of reported data used. (Source: SNL)  Return on Average Equity (ROE)  8  FAUQUIER BANKSHARES, INC.  FBSS 2017 YTD6.40%

 *  2012 – 2016 as of December 31. 2017 as of June 30.Source: Fauquier Bankshares Financials  Total Assets  FAUQUIER BANKSHARES, INC.

 *  2012 – 2016 as of December 31. 2017 as of June 30.Source: Fauquier Bankshares Financials  Loans, Net  FAUQUIER BANKSHARES, INC.

 *  Source: Fauquier Bankshares Financials *Includes $12MM in U.S. Government Guaranteed Student Loans  Loan PortfolioAt June 30, 2017  FAUQUIER BANKSHARES, INC.

 Nonperforming Loans to Period End Loans  12  Peer Group consists of 16 comparable Bank Holding Companies and Commercial Banks located in Virginia, Maryland and West Virginia. Averages of reported data used. (Source: SNL)   FAUQUIER BANKSHARES, INC.  FBSS 2017 YTD0.50%

 *  2012 – 2016 as of December 31. 2017 as of June 30.Source: Fauquier Bankshares Financials  Total Deposits  FAUQUIER BANKSHARES, INC.

 *  Source: Fauquier Bankshares Financials   Deposit PortfolioAt June 30, 2017  FAUQUIER BANKSHARES, INC.  * Includes large-dollar investments of local depositories in insured CDs and MMAs through exchange with other FDIC insured institutions.

 Source: Fauquier Bankshares FinancialsCAGR – December 31, 2011 to June 30, 2017*Excludes Time Deposits  *  Core Deposit Portfolio*Average Daily Balances for period noted.   FAUQUIER BANKSHARES, INC.

 Cost of Funds  16  Peer Group consists of 16 comparable Bank Holding Companies and Commercial Banks located in Virginia, Maryland and West Virginia. Averages of reported data used. (Source: SNL)   FAUQUIER BANKSHARES, INC.  FBSS 2017 YTD0.35%

 Net Interest Margin*  17  Peer Group consists of 16 comparable Bank Holding Companies and Commercial Banks located in Virginia, Maryland and West Virginia. Averages of reported data used. (Source: SNL)   FAUQUIER BANKSHARES, INC.  FBSS 2017 YTD3.56%

 Total Non-Interest IncomeAs a Percent of Average Assets  18  FAUQUIER BANKSHARES, INC.  Peer Group consists of 16 comparable Bank Holding Companies and Commercial Banks located in Virginia, Maryland and West Virginia. Averages of reported data used. (Source: SNL)  FBSS 2017 YTD0.89%

 Total Non-Interest ExpenseAs a Percent of Average Assets  19  FAUQUIER BANKSHARES, INC.  Peer Group consists of 16 comparable Bank Holding Companies and Commercial Banks located in Virginia, Maryland and West Virginia. Averages of reported data used. (Source: SNL)  FBSS 2017 YTD3.37%

 Assets Under Management(At Market Value)  20  FAUQUIER BANKSHARES, INC.  Source: Wealth Management Services Statement of Condition and Yahoo Finance – 2012 – 2016 as of December 31. 2017 as of June 30.

 Efficiency Ratio*  *  Peer Group consists of 16 comparable Bank Holding Companies and Commercial Banks located in Virginia, Maryland and West Virginia. Averages of reported data used. (Source: SNL) *Efficiency ratio is computed by dividing non-interest expense by adjusted operating income on a taxable equivalent basis. Includes gains and losses on the sale or impairment of securities and OREO.   FAUQUIER BANKSHARES, INC.  FBSS 2017 YTD80.3%

 *  Capital Ratios(Bank Only – Unless Otherwise Noted)  FAUQUIER BANKSHARES, INC.    December 31, 2015  December 31, 2016  June 30, 2017  Leverage Ratio  9.13%  9.23%  9.36%  Common Equity Tier 1 Capital Ratio  11.64%  12.22%  12.35%  Tier 1 Capital Ratio  11.64%  12.22%  12.35%  Total Capital Ratio  12.53%  13.17%  13.24%  Tangible Equity to Total Assets (Consolidated)  8.75%  8.72%  8.71%  Well Capitalized Threshold  5.00%  6.00%  6.00%  10.00%  N/A  Source: Fauquier Bankshares Financials

 *  Strategic Initiatives  FAUQUIER BANKSHARES, INC.

 *  Shareholders  FAUQUIER BANKSHARES, INC.

 *  Tangible Book Value Improvement  FAUQUIER BANKSHARES, INC.    12/31/2015  12/31/2016  6/30/2017  Book Value  $14.06  $14.51  $14.93          Change from 12/31/2015          Book Value    $0.45  $0.87   Plus: Dividends Paid    $0.48  $0.72   Total Change    $0.93  $1.59   Percentage Change    6.61%  11.31%

 Stock Price – Total Return %  26  FAUQUIER BANKSHARES, INC.   Source: SNL Financial – As of end of day Monday, July 31, 2017

 Peer Group Defined  27  FAUQUIER BANKSHARES, INC.   Bank of Botetourt (VA)Bank of the James Financial Group, Inc. (VA)Blue Ridge Bankshares, Inc. (VA)County First Bank (MD)Eagle Financial Services, Inc. (VA)Farmers Bankshares, Inc. (VA)Freedom Bank of Virginia (VA)Highlands Bankshares, Inc. (VA)  HomeTown Bankshares Corp. (VA)New Peoples Bankshares, Inc. (VA)Oak View National Bank (VA)Pinnacle Bankshares Corp. (VA)Potomac Bancshares, Inc. (WV)Virginia Community Bankshares, Inc. (VA)Virginia National Bankshares Corp. (VA)Virginia Partners Bank (VA)  Peer group is comprised of Community Banks under $1 billion in TFB’s market area.

# Contact Information



MAIN OFFICE



THE PLAINS



VIEW TREE

**<u>Investor Relations Contacts</u>**

**Marc J. Bogan**
President & Chief Executive Officer
marc.bogan@tfb.bank

**Christine E. Headly**
Executive Vice President
& Chief Financial Officer
chris.headly@tfb.bank

**Danielle Jenkins**
Shareholder Relations Specialist
danielle.jenkins@tfb.bank

www.tfb.bank



CATLETT



NEW BALTIMORE



SUDLEY ROAD



BEALETON



BRISTOW



HAYMARKET



CENTERVILLE ROAD



TFB

GAINESVILLE

FAUQUIER BANKSHARES, INC.

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